AHA INVESTMENT FUNDS, INC.
                      AHA U.S. GOVERNMENT MONEY MARKET FUND


                         Supplement dated June 13, 2002
                      to Prospectus dated November 1, 2001


     Shares of AHA U.S. Government Money Market Fund are not currently available for purchase as this Fund has not yet commenced operations.

     If you have questions regarding purchasing shares of the Fund, please call 1-800-445-1341.